10-Q Acquisitions	3 Months Ended
Mar. 31, 2026
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Acquisitions	Acquisitions
Goodwill arising from acquisitions consists largely of the synergies and economies of scale expected from integrating the operations of the acquired businesses, opportunities to enter into new markets and/or expand the Company’s footprint in existing markets as well as the acquisition of other intangibles that do not qualify for separate recognition. Synergies include (i) the elimination of redundant facilities and functions and (ii) the use of the Company’s existing commercial infrastructure to expand sales. None of the resultant goodwill from the following acquisitions are expected to be deductible for income tax purposes.
2025 Acquisitions
During the year ended December 31, 2025, the Company did not consummate any acquisitions that were material, individually or in the aggregate.
2024 Acquisitions
Northern Green Canada Inc.
On April 19, 2024, the Company completed the acquisition of all issued and outstanding shares of Northern Green Canada, Inc. (“NGC”), for total consideration of approximately $23.8 million, paid in cash and equity consideration. NGC is a Canadian licensed cannabis producer and distributor focused primarily on expanding in the international market through its EU-GMP certified product offering. The acquisition of NGC equipped the Company with a secure and consistent supply of high quality, non-irradiated indoor EU-GMP flower in order to maintain a leading position in Germany, Poland and the U.K. and support the Company’s expansion into new international markets.
The Company accounted for its acquisition of NGC as a business combination.
During the year ended December 31, 2025, the Company recorded a measurement period adjustment of $4.0 million to Deferred tax liability, to reflect acquired net operating losses that were not determinable at the acquisition date. See Note 13 — Intangible assets, net and Goodwill for further detail on the impact of this measurement period adjustment to Goodwill.
The following table presents the fair value of the assets acquired and liabilities assumed in the acquisition of NGC as of the acquisition date and an allocation of the consideration to net assets acquired:

Cash	$146
Accounts receivable, net	2,487
Prepaid expenses and other current assets	398
Inventories, net	3,400
Property, plant and equipment, net	10,858
Right-of-use assets	2,842
Licenses	15,387
Trade name	201
Goodwill	1,285
Deferred tax liabilities	(265)
Liabilities assumed	(12,966)
Net assets acquired	$23,773

Consideration paid in cash, net of working capital adjustments	$2,368
Equity consideration(1)	15,053
Contingent consideration classified as a liability(2)	6,352
Total consideration	$23,773

Cash outflow, net of cash acquired	$2,222

(1) The fair value of the consideration, paid through the issuance of SVS, was based on a third-party valuation that took into account transfer restrictions and the time value of money.
(2) On April 11, 2025, the Company issued 207,055 SVS and paid $3.2 million in cash to settle this contingent consideration obligation.
Curaleaf Poland S.A.
On February 2, 2024, the Company completed the acquisition of all issued and outstanding shares of Can4Med S.A., now known as Curaleaf Poland S.A. (“Curaleaf Poland”) for total consideration of €1.5 million, consisting of cash and equity consideration. Additionally, the Company incurred a deferred consideration obligation tied to the future performance of Curaleaf Poland. Curaleaf Poland is the first medical cannabis-specialized wholesaler in Poland, specializing in the acquisition, registration and distribution of medical cannabis and products containing THC and other cannabinoids in Poland. The acquisition of Curaleaf Poland increased the Company’s international footprint.
The Company accounted for its acquisition of Curaleaf Poland as a business combination.
The following table presents the fair value of the assets acquired and liabilities assumed in the acquisition of Curaleaf Poland as of the acquisition date and an allocation of the consideration to net assets acquired:

Cash	$48
Accounts receivable, net	414
Prepaid expenses and other current assets	2
Inventories, net	661
Property, plant and equipment, net	14
Licenses	2,063
Trade name	97
Non-compete agreements	32
Goodwill	931
Deferred tax liabilities	(548)
Liabilities assumed	(891)
Net assets acquired	$2,823

Consideration paid in cash, net of working capital adjustments	$832
Equity consideration(1)	773
Deferred consideration classified as a liability(2)	1,218
Total consideration	$2,823

Cash outflow, net of cash acquired	$784

(1) The fair value of the consideration paid through the issuance of SVS was based on a third-party valuation that took into account the time value of money.
(2) On April 14, 2025, the Company issued 32,017 SVS and paid $0.4 million in cash to settle this deferred consideration obligation.
Dark Heart
On January 17, 2024, the Company acquired Half Moon Nursery, Inc. and all assets of Dark Heart Nursery from Grace & Co. for cash consideration of $1.7 million and the forgiveness of a $7.0 million promissory note receivable (plus interest) from Grace & Co. that was received by the Company on October 27, 2023. The acquired assets, consisting of proprietary cannabis genetics and know-how, are intended to support the continued expansion of its domestic and international footprint.
The Company accounted for its acquisition of Dark Heart as an asset acquisition.
The following table presents the fair value of the assets acquired in the acquisition of Dark Heart as of the acquisition date and an allocation of the consideration to net assets acquired:

Intellectual Property	$9,365
Net assets acquired	$9,365

Consideration paid in cash, net of working capital adjustments	$1,693
Cancelled loan (including accrued interest)	7,672
Total consideration	$9,365
Contingent consideration
Contingent consideration recorded relates to the Company’s business combinations and asset acquisitions. As discussed in Note 3 — Significant accounting policies, contingent consideration payable is subject to significant judgment and estimates, such as projected future revenue. Refer to Note 28 — Fair value measurements and financial risk management for further discussion surrounding the inputs utilized in the fair value of contingent consideration.
The changes in the Company’s contingent consideration liability as of December 31, 2025 and 2024 were as follows:

	EMMAC(1)	NGC(2)	Total
Total contingent consideration liability, December 31, 2023	$4,724	$—	$4,724
Contingent consideration recognized on acquisition	—	6,352	6,352
Revaluation of contingent consideration	(1,820)	(3,042)	(4,862)
Effect of exchange rate differences	(67)	—	(67)
Total contingent consideration liability, December 31, 2024	2,837	3,310	6,147
Cash payments of contingent consideration	—	(3,236)	(3,236)
Issuance of SVS as settlement of contingent consideration	—	(497)	(497)
Revaluation of contingent consideration	306	335	641
Effect of exchange rate differences	215	—	215
Gain on contingent consideration not paid	—	88	88
Total contingent consideration liability, December 31, 2025	3,358	—	3,358
Less: Contingent consideration liability - current	—	—	—
Contingent consideration liability - net of current	$3,358	$—	$3,358

(1) Contingent on the ability of Curaleaf International Holdings Limited (“Curaleaf International”) to obtain a recreational cannabis license in Europe and is payable in both cash and SVS upon achievement. Payouts, if any, are expected in 2027.

(2) Contingent obligation was tied to NGC achieving certain margin targets during the fiscal year ending December 31, 2024.
Deferred consideration
The changes in the Company’s deferred consideration liability as of December 31, 2025 and 2024 were as follows:

	Tryke(1)	NRPC(3)	Poland(4)	Other(5)	Total
Total deferred consideration liability, December 31, 2023	$41,652	$2,000	$—	$—	$43,652
Deferred consideration recognized on acquisition	—	—	1,218	—	1,218
Interest expense on deferred consideration	5,913	—	—	—	5,913
Effect of exchange rate differences	—	—	82	—	82
Reversal of interest expense on deferred consideration	(11)	—	—	—	(11)
Change in fair value on deferred consideration paid	—	—	(796)	—	(796)
Post-closing purchase price adjustment (2)	(3,740)	—	—	—	(3,740)
Cash payments of deferred consideration	(11,250)	—	—	—	(11,250)
Total deferred consideration liability, December 31, 2024	32,564	2,000	504	—	35,068
Deferred consideration recognized on acquisition	—	—	—	920	920
Interest expense on deferred consideration	2,436	—	—	—	2,436
Effect of exchange rate differences	—	—	17	46	63
Change in fair value on deferred consideration paid	—	—	(46)	—	(46)
Issuance of SVS as settlements of deferred consideration	—	—	(77)	—	(77)
Cash payments of deferred consideration	(35,000)	—	(398)	—	(35,398)
Total deferred consideration liability, December 31, 2025	—	2,000	—	966	2,966
Less: Deferred consideration liability - current	—	(2,000)	—	(966)	(2,966)
Deferred consideration liability - net of current	$—	$—	$—	$—	$—

(1) Related to the second and third anniversary payment due from the Company to the sellers of Tryke of $21.2 million and $25.0 million, respectively, settled in October 2025.
(2) On October 4, 2024, the Company entered into a settlement agreement with the sellers of Tryke Companies, pursuant to which the Company received a $3.7 million post-closing purchase price adjustment that reduced the Company’s second anniversary payment.

(3) Represents amounts withheld in connection with the acquisition of Natural Remedy Patient Center LLC (“NRPC”) as security for indemnification obligations. In January 2026, upon receipt of a final, non-appealable order, the $2.0 million holdback became payable. The Company retained $1.2 million of this amount for potential tax exposure (scheduled for release in August 2026 and August 2027, subject to IRS claims) and deducted legal fees incurred during the litigation as permitted under the purchase agreement. The remaining amount, net of the tax holdback and legal fees, was paid in February 2026.

(4) Related to Curaleaf Poland’s achievement of certain earnings metrics during the fiscal year ending December 31, 2024. On April 14, 2025, the Company settled this obligation through a cash payment of $0.4 million and the issuance of 32,017 SVS.

(5) Incurred in connection with an individually immaterial acquisition consummated during the second quarter of 2025 within the Company's international operations.
2023 Acquisitions
Deseret Wellness, LLC
On April 6, 2023 the Company completed the acquisition of Deseret Wellness (“Deseret”), the largest cannabis retail operator in Utah, with consideration consisting of cash and stock. The Deseret acquisition includes three retail dispensaries located in the cities of Park City, Provo and Payson. The Deseret acquisition immediately strengthened the Company’s retail footprint in Utah, providing the state's medical patients with a wide variety of quality products including cannabis flower, vape cartridges, edibles and concentrates. The Deseret acquisition was accounted for as a business combination.
The following table presents the fair value of the assets acquired and liabilities assumed in the acquisition of Deseret as of the acquisition date and an allocation of the consideration to net assets acquired:

Cash	$1,360
Prepaid expenses and other current assets	137
Inventories, net	807
Property, plant and equipment, net	1,692
Right-of-use assets	406
Other assets	57
Licenses	10,620
Trade name	890
Non-compete agreements	230
Goodwill	7,002
Deferred tax liabilities	(3,339)
Liabilities assumed	(5,242)
Net assets acquired	$14,620

Consideration paid in cash	$2,067
Deferred consideration classified as a liability	12,553
Total consideration	$14,620

Cash outflow, net of cash acquired	$707
The fair value of the consideration, paid through the issuance of SVS, was based on a third-party valuation that took into account transfer restrictions and the time value of money. The Company incurred and expensed $0.3 million of transaction costs related to the acquisition of Deseret. Subsequent to the acquisition date, the Company recorded a measurement period adjustment to the purchase price allocation to remove the impact of inventory purchased by Deseret from Tryke (as defined herein) prior to being acquired by the Company. The measurement period adjustment reduced inventory and increased goodwill in the amount of $0.2 million. The acquisition remains subject to post-closing adjustments, and the Company is in the process of finalizing purchase price accounting.
The Company calculated, on a pro forma basis, the combined results of the acquired entity as if the acquisition had occurred as of January 1, 2023. These unaudited pro forma results are not necessarily indicative of either the actual consolidated results had the acquisition occurred as of January 1, 2023, or of the future consolidated operating results. For the Deseret acquisition, total unaudited pro forma revenue and net income for the year ended December 31, 2023, was $13.7 million and $0.6 million, respectively.
Revenue and net income from the acquired Deseret dispensaries included in the Consolidated Statement of Operations for the year ended December 31, 2023, was $9.9 million and $0.6 million, respectively.
Clever Leaves’ Asset Acquisition
On July 5, 2023, Terra Verde LDA, a subsidiary of Curaleaf International, acquired the assets, including all equipment and lease rights, of Clever Leaves’ EU-GMP certified cannabis processing and warehousing facility in Setubal, Portugal, for cash consideration, inclusive of direct transaction costs, of $2.7 million. The Clever Leaves acquisition strategically positioned the Company to begin expanding its cultivation capacity at Terra Verde to meet the expected growth across Europe, especially within the Company’s core markets: UK and Germany.